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                                                                    EXHIBIT 99.2

                                    [FRONT]

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                        AMERICAN OIL AND GAS CORPORATION

         PROXY SOLICITED ON BEHALF OF DIRECTORS FOR THE SPECIAL MEETING

                OF STOCKHOLDERS TO BE HELD MONDAY, JULY 11, 1994



     The undersigned hereby appoints David M. Carmichael and William P. Conner, and each of them, as proxies, with full power of substitution, to represent and vote, as designated on the reverse side hereof, all shares of Common Stock of American Oil and Gas Corporation (the "Company") which the undersigned is entitled to vote, and to vote all shares of Common Stock on all other matters which may come before the Special Meeting of Stockholders of the Company to be held July 11, 1994, or any adjournments thereof.


     UNLESS A CONTRARY VOTE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE MERGER PROPOSAL LISTED ON THE REVERSE SIDE. YOUR PROXY MUST BE SIGNED, DATED AND RETURNED FOR YOUR VOTE TO COUNT.

                                   (Continued and the be signed on reverse side)

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                                   [REVERSE]

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
      1. PROPOSAL TO APPROVE AND ADOPT the Agreement of
         Merger dated March 24, 1994 among the Company,
         K N Energy, Inc. and KNE Acquisition
         Corporation providing for the merger of KNE
         Acquisition Corporation with and into the
         Company, and pursuant to which each
         outstanding share of Common Stock, $.04 par
         value, of the Company will be converted into
         0.47 of a share of Common Stock, $5.00 par
         value, of K N Energy, Inc.                       FOR   / /       AGAINST   / /       ABSTAIN   / /
      2. In their discretion, the Proxies are
         authorized to vote upon such other business as
         may properly come before the meeting.
                                                          Address Change
                                                          and/or Comments Mark Here        / /
                                                          PROXY DEPARTMENT
                                                             NEW YORK, N.Y. 10203-0053

                                               (In signing as Attorney,
                                               Administrator, Executor,
                                               Guardian, Trustee or
                                               Corporate Officer, please
                                               add your title as such.)
                                               Dated:               , 1994

                                               ---------------------------
                                                        Signature

                                               ---------------------------
                                                        Signature

                                               VOTES MUST BE INDICATED

                                               (X) IN BLACK OR BLUE
                                               INK.    / /
       PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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